Exhibit 99.1

Investcorp AI Acquisition Corp. to Combine with Blue Finance Technology Holding Limited; Transaction to Create Irish Public Company Focused on Artificial Intelligence-Powered Digital Consumer Finance

Proposed business combination structured to result in a new Irish public company listed on the Nasdaq Capital Market

Consideration to Blue Finance consists of 21,985,971 New Pubco ordinary shares with a stated value of $10.00 per share under the BCA, for an aggregate stated consideration of $219,859,710

New Irish public company to focus on advancing Blue Finance’s artificial intelligence-powered digital finance service offerings

New York, NY and Dublin, Ireland — April 13, 2026 — Investcorp AI Acquisition Corp. (“IVCA”) and Blue Finance Technology Holding Limited (“Blue Finance”), an artificial intelligence-powered digital finance platform providing lending, banking, and financial services, today announced that they have entered into a definitive Business Combination Agreement (“BCA”) for a proposed transaction that is expected to result in a new Irish public company (“New Pubco”) focused on advancing Blue Finance’s digital finance platform.

Pursuant to the BCA, New Pubco will become the public parent company of Blue Finance and IVCA following (i) an exchange of all outstanding equity of Blue Finance for ordinary shares of New Pubco and (ii) a merger of a wholly owned Cayman Islands subsidiary of New Pubco with and into IVCA, with IVCA continuing as the surviving entity and a wholly owned subsidiary of New Pubco. The closing of the BCA is conditioned upon, among other things, receipt of conditional approval of an application to list New Pubco’s ordinary shares and public warrants on the Nasdaq Capital Market.

Through its wholly owned subsidiary My Finance Club Ltd., a United Kingdom company limited by shares, Blue Finance operates an AI-driven digital lending platform serving financially constrained, underbanked consumers overlooked by traditional lenders. Blue Finance’s proprietary technology automates the full lending lifecycle—from application processing through real-time underwriting, funding, and collections—on a single unified system, enabling instantaneous, compliant loan decisions under the UK’s FCA regulatory framework.

To date, MyFinanceClub has originated more than 580,000 loans and over $200 million in total lending.

Strategic Rationale

Blue Finance builds and operates an industry-leading consumer- and merchant-facing digital finance platform that provides personal finance tools, access to credit and installment financing, and embedded digital payments to help individuals manage money and transact online.

In the UK alone, approximately 13 million adults are considered to have low financial resilience, according to the UK Financial Conduct Authority’s Financial Lives Survey. In the United States, the FDIC estimates that approximately 5.9% of households, representing over 7 million households, are underbanked. More broadly, hundreds of millions of adults across Europe remain underserved by traditional financial institutions, and, according to the World Bank, approximately 1.4 billion adults globally remain underbanked, highlighting the scale of demand for accessible, technology-enabled financial services.

The transaction is intended to provide Blue Finance with public company access to capital and a broader platform to expand its product suite and reach, supported by the governance and disclosure framework contemplated by the BCA.

Transaction Overview

The proposed transaction will be effected in two principal steps: first, a contribution of all Blue Finance shares to New Pubco, followed by a merger of a Cayman Islands subsidiary of New Pubco with and into IVCA, with IVCA surviving as a wholly owned subsidiary of New Pubco.

In connection with the transaction, New Pubco will issue 21,985,971 ordinary shares with a stated value of $10.00 per share, for an aggregate stated consideration of $219,859,710, to the Blue Finance shareholders on a pro rata basis based on their holdings prior to the contribution. Immediately following the contribution, New Pubco will also issue additional ordinary shares in connection with certain arrangements as described in the BCA.

Following the additional issuances of New Pubco ordinary shares described above, a wholly owned Cayman Islands merger subsidiary of New Pubco will merge with and into IVCA, with IVCA continuing as the surviving company and becoming a wholly owned subsidiary of New Pubco upon the merger’s effectiveness under Cayman law. In connection with the IVCA merger, the sole IVCA Class B ordinary share will automatically convert into a IVCA Class A ordinary share, and, thereafter, each outstanding IVCA Class A ordinary share (other than treasury shares) will be cancelled and exchanged for one New Pubco ordinary share (or the right to receive one New Pubco ordinary share), resulting in New Pubco becoming the sole shareholder of IVCA. Each IVCA public and private warrant will be exchanged for an equivalent New Pubco public or private warrant to purchase one New Pubco ordinary share at an exercise price of $11.50 per share.

The BCA also provides for potential earnout consideration in two tranches during the five-year period following its closing: (i) 3,000,000 New Pubco ordinary shares issuable if the volume-weighted average price of New Pubco ordinary shares equals or exceeds $15.00 for at least ten trading days within any thirty consecutive trading day period, and (ii) an additional 3,000,000 New Pubco ordinary shares issuable if New Pubco achieves a market capitalization of $1,000,000,000 for a similar period. Earnout recipients include the Blue Finance shareholders and certain other parties, as further described in the BCA. In the aggregate, the number of New Pubco ordinary shares that may be issued pursuant to the upfront and contingent arrangements described in the BCA is capped at 30,000,000 shares, subject to certain additional issuances outside the BCA and potential adjustments to ensure compliance with Irish law.

The closing of the transaction is subject to customary closing conditions, including approval by IVCA’s shareholders, required shareholder approvals under Irish law, effectiveness of the registration statement on Form F-4, New Pubco’s re-registration as a public limited company and receipt of the A4 Certificate, and other regulatory and stock exchange conditions described in the BCA.

Leadership Commentary

“Combining with IVCA positions Blue Finance to accelerate product innovation and geographic expansion while maintaining our focus on responsible lending and customer experience,” said Oliver Larholt, Chief Executive Officer of Blue Finance.

“We believe Blue Finance’s digital platforms address meaningful pain points for consumers and merchants by simplifying access to credit and embedded payments,” said Vikas Mittal, Chief Executive Officer of IVCA. “We are excited to partner with Oliver and the Blue Finance team to support their growth strategy as a public company organized under Irish law.”

About Blue Finance Technology Holding Limited

Blue Finance, through its wholly owned subsidiary My Finance Club, builds and operates consumer- and merchant-facing digital finance platforms that provide personal finance tools, access to credit and installment financing, and embedded digital payments to help individuals and businesses manage money and transact online. Blue Finance is organized as a private Irish company limited by shares.

About IVCA

IVCA is a special purpose acquisition company organized as a Cayman Islands exempted company limited by shares, formed in 2021 to effect a merger, share exchange, asset acquisition, stock purchase, reorganization, or similar business combination.

Additional Information and Where to Find It

In connection with the proposed transaction, New Pubco, IVCA, and Blue Finance intend to prepare, and New Pubco, along with IVCA and Blue Finance, as co-registrants, intend to file, with the SEC a registration statement on Form F-4 that will include a proxy statement of IVCA and a prospectus of New Pubco (the “Proxy Statement/Prospectus”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Following the issuance of this signing press release, IVCA will file a Current Report on Form 8-K with the SEC that includes this press release and a description of the BCA. Investors and security holders may obtain free copies of the documents filed with the SEC by IVCA through the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to sell nor a solicitation of an offer to buy any securities, nor a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

IVCA, New Pubco, Blue Finance, their respective directors and executive officers, and other persons may be deemed participants in the solicitation of proxies from IVCA’s shareholders in connection with the proposed transaction. Information regarding IVCA’s directors and executive officers and their ownership of IVCA’s securities is or will be set forth in IVCA’s filings with the SEC, including the Proxy Statement/Prospectus.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed business combination; the expected timing of the transaction; the anticipated benefits of the transaction; the intention to list New Pubco securities on the Nasdaq Capital Market; expected governance and board composition; expected qualification as a foreign private issuer; the earnout structure and potential future issuances; and other statements that are not historical facts. Forward-looking statements are based on current expectations and assumptions that, while considered reasonable by IVCA, New Pubco, and Blue Finance, are inherently uncertain and subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by these statements. These risks and uncertainties include, but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the risk that the parties may fail to obtain required shareholder approvals; the risk that the SEC may not declare the registration statement effective; the risk that required regulatory approvals, Irish re-registration, or listing approvals are not obtained; and other risks described in IVCA’s SEC filings. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. None of IVCA, New Pubco, or Blue Finance undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Contacts

Investcorp AI Acquisition Corp. — Media Inquiries: IVCA@meteoracapital.com

Blue Finance Technology Holding Limited — Media Inquiries: oliver.larholt@myfinanceclub.com

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